EXHIBIT 32.1

Certification

Pursuant To Section 906 of the Sarbanes-Oxley Act Of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of NuGene International, Inc. (the ''Company’’), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2016 (the ''Form 10-K’’) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 11, 2017	/s/ STEVEN CARLSON
Chief Executive Officer, President

Dated: April 11, 2017	/s/ M. SAEED KHARAZMI
Acting Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.